DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on the Dreyfus Pennsylvania Intermediate Municipal Bond Fund. For the 12-month reporting period ended November 30, 1995, your Fund produced a total return of 15.22% per share.* Income dividends of approximately $.634 per share were paid** exempt from Federal and State of Pennsylvania personal income taxes, which is equivalent to a tax-free distribution rate per share of 4.83%.***
THE ECONOMY
    Modest economic growth and low inflation have spurred a dramatic, year-long rally in the bond market. The Federal Reserve Board's recent reduction of the Fed Funds rate confirms what investors had already suspected: that inflation, at least for the immediate future, is under control. Now questions abound regarding the duration of the economic recovery and the likelihood of recession.
    The economic recovery of the 1990s was productivity-driven. Corporations implemented extraordinary cost control measures that, while dramatically improving bottom line earnings, now contribute to the slow rate of employment growth. Job creation is a significant factor that affects consumer spending, and a major component of economic activity. New job creation, currently running at the slowest pace of the post-World War II era, is worrisome. Indeed, wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. Still, surveys indicate that consumers remain optimistic, despite indications that their spending is being affected by the slow growth in disposable income. Recent reports on retail sales confirm this reticence in spending. A consumer-led weakening of the economy could lead to further Federal Reserve easing of monetary policy.
    It was concern about lagging economic growth that prompted the Federal Reserve to ease the Federal Funds rate two times in 1995: first in July and then again in December. The housing market and new home construction had been helped earlier this year by low interest rates, though both have exhibited signs of weakness recently. Business capital spending, another engine of economic growth, has been solid. Exports remain another bright area of the economy. Because of the new competitiveness of American businesses abroad, the U.S. trade deficit continues to shrink. Through September, the trade deficit with Japan narrowed for the sixth consecutive month. Exports, while a relatively small component of overall economic activity in this country, provide an important support for the job market. If U.S. products lose competitiveness in world markets, foreign orders may go elsewhere and jobs could be lost here.
MARKET ENVIRONMENT
    Municipal bonds have enjoyed a dramatic bull market for the past twelve months. Current business sluggishness may result in further Fed easing next year, particularly if the Clinton Administration and Congress can arrive at a meaningful budget agreement. Of course, the prospect of a balanced Federal budget should be beneficial to the bond market since it could mean a reduction in the issuance of government securities. A similar supply issue is present in the municipal bond market. The redemption of existing municipal bonds has outpaced the rate of new issuance for two years, and this is expected to recur in 1996.
    Overall, we remain confident in our optimistic view of the municipal bond market. Yet we are also mindful of the stimulatory effect of easing monetary policy and are watchful for any signs of a revival of inflationary pressures in the economy.

THE PORTFOLIO
    The recovery in the municipal market in 1995 more than offset the declines of 1994. Decreased debt issuance, low inflation and a more accommodative policy by the Federal Reserve all combined to move the fixed income markets in a positive direction. Nonetheless, the municipal market has experienced a great deal of volatility throughout the year. Much of this can be attributed to the uncertainty of tax reform and a Congress and President at odds over a budget solution. This has kept the municipal market relatively attractive, on an after-tax basis, compared to the Treasury market. Some municipal issues are currently yielding between 90-100% of the return on Treasuries.
    The Fund ended its fiscal year on November 30, 1995 with a total return of 15.22% compared to the Lipper Pennsylvania Intermediate Municipal Bond average of 13.61% for similar types of funds. In late 1994, we began to extend the Fund's duration, anticipating that the worst of the market downturn was over. Our focus for the Fund throughout the year was to improve its call protection and structure. The Fund currently has an average maturity of 9.2 years.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Our primary task - to maximize current income exempt from Federal and State of Pennsylvania personal income taxes to the extent consistent with preservation of capital - continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                          Very truly yours,

                      [Richard J. Moynihan signature logo]

                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
December 21, 1995
New York, N.Y.

*       Total return includes reinvestment of dividends and any capital gains paid.
**       Some income may be subject to the Federal Alternative Minimum Tax
(AMT) for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.
       Source: Lipper Analytical Services, Inc.


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND      NOVEMBER 30, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX

Dollars
$11,580
Dreyfus Pennsylvania
Intermediate Municipal
Bond Fund
$11,090
Lehman Brothers
10-Year
Municipal Bond Index*
*Source: Lehman Brothers
AVERAGE ANNUAL TOTAL RETURNS
         ONE YEAR ENDED                          FROM INCEPTION (12/16/93)
         NOVEMBER 30, 1995                       TO NOVEMBER 30, 1995
         -----------                             --------------------
         16.47%                                  7.78%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Pennsylvania Intermediate Municipal Bond Fund on 12/16/93 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/16/93. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in Pennsylvania municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of more than 8 years and less than 12 years. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to Pennsylvania municipal obligations, the Index is not state specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-96.3%                                                               AMOUNT            VALUE
                                                                                                     ______          _______
PENNSYLVANIA-86.4%
Allegheny County Hospital Development Authority, Revenue, Refunding
    (Magee Womens Hospital) 5.875%, 10/1/2002 (Insured; FGIC)...............                   $     500,000     $   537,300
Berks County, Refunding 5.60%, 11/15/2007 (Insured; FGIC)...................                         545,000         565,138
Bucks County 6.05%, 3/1/2002................................................                         500,000         543,350
Cambria County, Refunding 5.875%, 8/15/2008 (Insured; FGIC).................                         700,000         748,153
Chester County Health and Education Facilities Authority, Health System
Revenue
    (Main Line Health System):
      4.90%, 5/15/2004......................................................                         350,000         348,915
      5.40%, 5/15/2009......................................................                         500,000         494,620
Clinton County Industrial Development Authority, PCR, Refunding
    (International Paper Co. Project) 5.375%, 5/1/2004......................                         500,000         515,160
Dauphin County General Authority, Revenue:
    6%, 12/1/2006 (LOC; The Sakura Bank Ltd., Prerefunded 6/1/2001) (a,b)...                         785,000         807,161
    5%, 6/1/2026 (Insured; AMBAC, Prerefunded 12/1/1998) (b)................                         500,000         506,950
Delaware County Authority:
    Health Care Revenue, Refunding (Mercy Health Corp.-Southeastern)
      6%, 11/15/2007........................................................                       1,000,000         988,230
    HR (Crozer-Chester Medical Center) 4.75%, 12/15/2003 (Insured; MBIA)....                         430,000         432,133
Delaware County Industrial Development Authority, Revenue, Refunding
    (Martins Run Project) 5.60%, 12/15/2002.................................                         750,000         737,588
Geisinger Authority, Health System Revenue 5.375%, 7/1/2000.................                         850,000         881,832
Harrisburg Authority, Water Revenue, Refunding 5.30%, 7/15/2004 (Insured; FGIC)                      300,000         312,735
Lackawanna County, Refunding 4.90%, 12/1/2006 (Insured; AMBAC)..............                         500,000         502,935
Lancaster Higher Education Authority, College Revenue
    (Franklin and Marshall College Project) 5%, 4/15/2002 (Insured; MBIA)...                         350,000         359,684
Lehigh County General Purpose Authority, Revenue (Saint Lukes Hospital
    Bethlehem Project) 4.75%, 11/15/2000 (Insured; AMBAC)...................                         345,000         351,938
Lycoming County Authority, HR (Divine Providence Hospital)
    5.25%, 11/15/2006 (Insured; Connie Lee) (c).............................                       1,000,000       1,006,600
Northeastern Hospital and Education Authority, College Revenue
    (Luzerne County Community College) 6.20%, 8/15/2005 (Insured; AMBAC)....                         500,000         551,760
Pennsylvania:
    5%, 9/1/2007............................................................                         350,000         350,406
    5%, 11/15/2009 (c)......................................................                       1,000,000         988,600
    Refunding 5%, 5/1/2003..................................................                         500,000         512,590
Pennsylvania Convention Center Authority, Revenue, Refunding 6.25%, 9/1/2004                         750,000         792,855
Pennsylvania Economic Development Financing Authority, RRR
    (Northampton Generating Project) 6.40%, 1/1/2009........................                         500,000         506,260

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT             VALUE
                                                                                                    ______            _______
PENNSYLVANIA (CONTINUED)
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue
    4.625%, 12/1/2000.......................................................                    $  1,000,000      $  998,010
Pennsylvania Higher Educational Facilities Authority:
    College and University Revenue (Delaware Valley College of Science and
Agriculture)
      6.50%, 4/1/2008.......................................................                         790,000         839,730
    Health Services Revenue (University of Pennsylvania) 5.75%, 1/1/2006....                         500,000         538,845
Pennsylvania Housing Finance Agency, Single Family Mortgage:
    5.95%, 10/1/2003........................................................                         365,000         382,407
    6.20%, 4/1/2005.........................................................                         410,000         422,968
    6.20%, 10/1/2005........................................................                         420,000         433,818
    5.75%, 4/1/2006.........................................................                         400,000         408,560
    6.10%, 4/1/2006.........................................................                         455,000         472,340
    5.75%, 10/1/2006........................................................                         415,000         424,201
    6.10%, 10/1/2006........................................................                         465,000         483,349
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (Philadelphia Funding Program) 5.45%, 6/15/2008 (Insured; FGIC) (d).....                       1,000,000       1,016,030
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding:
    5.35%, 12/1/2002 (Insured; FGIC)........................................                         255,000         267,974
    5.45%, 12/1/2002........................................................                         500,000         525,505
Pennsylvania University, Refunding 5.55%, 8/15/2007.........................                       1,000,000       1,042,310
Philadelphia:
    5.70%, 11/15/2006 (Insured; FGIC).......................................                       1,000,000       1,072,010
    Gas Works Revenue 4.60%, 8/1/2003 (Insured; MBIA).......................                         500,000         497,575
    Water and Wastewater Revenue, Refunding:
      4.25%, 6/15/1996......................................................                         500,000         501,560
      5.50%, 6/15/2003 (Insured; FGIC)......................................                       1,000,000       1,057,110
      5.50%, 6/15/2006......................................................                         250,000         249,795
Philadelphia Hospital and Higher Education Facilities Authority, Revenue:
    (Community College) 5.90%, 5/1/2007 (Insured; MBIA).....................                         445,000         479,634
    (Graduate Health System) 5.90%, 7/1/2003................................                         500,000         502,700
    Refunding (Temple University Hospital) 6.50%, 11/15/2008................                       1,000,000       1,075,420
Philadelphia Municipal Authority, LR, Refunding:
    6%, 7/15/2003...........................................................                         500,000         517,565
    5.40%, 11/15/2006 (Insured; FGIC).......................................                         500,000         520,105
Philadelphia School District 5.75%, 7/1/2007 (Insured; MBIA)................                         600,000         636,822
Pittsburgh Water and Sewer Authority, Water and Sewer Systems Revenue,
Refunding
    4.70%, 9/1/2004 (Insured; FGIC).........................................                         300,000         300,513
Pleasant Valley School District, Refunding 5%, 11/15/2006 (Insured; FGIC)...                       1,000,000       1,008,960
Robinson Township Municipal Authority, Water and Sewer Revenue, Refunding
    5.10%, 5/15/2007 (Insured; FGIC) (d)....................................                       1,000,000       1,009,920

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                     _______          ______
PENNSYLVANIA (CONTINUED)
Schuylkill County Industrial Development Authority, RRR, Refunding
    (Schuylkill Energy Resource, Inc.) 6.50%, 1/1/2010......................                    $  1,295,000    $  1,330,561
Scranton-Lackawanna Health and Welfare Authority, Revenue, Refunding
    (University of Scranton Project) 5.80%, 3/1/2000........................                         500,000         518,985
Southeastern Transportation Authority, Special Revenue
    5.875%, 3/1/2009 (Insured; FGIC)........................................                         750,000         793,748
Wilkinsburg Joint Water Authority, Water Revenue
    6.15%, 8/15/2006 (Insured; AMBAC, Prerefunded 8/15/2002) (b)............                         500,000         551,230
U.S. RELATED-9.9%
Guam Government 5.625%, 9/1/2002............................................                       1,295,000       1,303,184
Puerto Rico Commonwealth Highway and Transportation Authority,
    Highway Revenue, Refunding 5%, 7/1/2002.................................                         225,000         229,671
Puerto Rico Electric Power Authority, Power Revenue:
    5.90%, 7/1/2002.........................................................                         250,000         267,835
    6%, 7/1/2006............................................................                         225,000         243,311
    Refunding:
      4.25%, 7/1/1997.......................................................                       1,000,000       1,004,540
      5.25%, 7/1/2007.......................................................                         700,000         707,238
Puerto Rico Housing Bank and Finance Agency, Single Family, Refunding
    5%, 12/1/2002...........................................................                         300,000         299,475
                                                                                                                      ______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $37,937,247)....................                                     $39,278,407
                                                                                                                      ======
SHORT-TERM MUNICIPAL INVESTMENTS-3.7%
Pennsylvania Higher Educational Facilities Authority, College and
    University Revenue, VRDN (Temple University)
    3.70% (LOC; Morgan Guaranty Trust Co.) (a,e)............................                    $  1,000,000     $ 1,000,000
Warren County Hospital Authority, Revenue, VRDN (Warren General Hospital
Project)
    3.95% (LOC; PNC Bank) (a,e).............................................                         500,000         500,000
                                                                                                                      ______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $1,500,000)....................                                    $  1,500,000
                                                                                                                      ======
TOTAL INVESTMENTS-100.0%
    (cost $39,437,247)......................................................                                     $40,778,407
                                                                                                                      ======



DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
HR            Hospital Revenue                                   PCR     Pollution Control Revenue
LOC           Letter of Credit                                   RRR     Resources Recovery Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes



SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
--------                           -------                        ----------------                 -------------------
AAA                                Aaa                            AAA                               41.9%
AA                                 Aa                             AA                                19.0
A                                  A                              A                                 14.4
BBB                                Baa                            BBB                               18.0
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                           3.7
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                      3.0
                                                                                                   -----
                                                                                                   100.0%
                                                                                                   =====


NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on a delayed delivery basis.
    (d) Wholly held by the custodian in a segregated account as collateral for delayed delivery securities.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


See notes to financial statements.


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                     NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $39,437,247)-see statement......................................                                     $40,778,407
    Cash....................................................................                                         588,182
    Interest receivable.....................................................                                         567,578
    Receivable for shares of Beneficial Interest subscribed.................                                         154,710
    Prepaid expenses........................................................                                          38,280
                                                                                                                      ______
                                                                                                                  42,127,157
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                  $     17,083
    Payable for investment securities purchased.............................                     1,977,535
    Accrued expenses and other liabilities..................................                        53,134         2,047,752
                                                                                                     _____         _________
NET ASSETS  ................................................................                                     $40,079,405
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $38,877,016
    Accumulated net realized (loss) on investments..........................                                        (138,771)
    Accumulated net unrealized appreciation on investments-Note 3...........                                       1,341,160
                                                                                                                      ______
NET ASSETS at value applicable to 3,053,772 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                     $40,079,405
                                                                                                                      ======
NET ASSET VALUE, offering and redemption price per share
    ($40,079,405 / 3,053,772 shares)........................................                                         $13.12
                                                                                                                     ======


See notes to financial statements.


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                         YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $1,664,239
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   184,633
      Shareholder servicing costs-Note 2(b).................................                         62,500
      Auditing fees.........................................................                         21,750
      Trustees' fees and expenses-Note 2(c).................................                         14,182
      Legal fees............................................................                         11,535
      Organization expenses.................................................                         11,074
      Registration fees.....................................................                          9,448
      Prospectus and shareholders' reports..................................                          6,857
      Custodian fees........................................................                          4,080
      Miscellaneous.........................................................                         12,339
                                                                                                      _____
            TOTAL EXPENSES..................................................                        338,398
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                        191,927
                                                                                                      _____
            NET EXPENSES....................................................                                            146,471
                                                                                                                          _____
            INVESTMENT INCOME-NET...........................................                                          1,517,768
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                 $      (31,441)
    Net unrealized appreciation on investments..............................                      2,912,463
                                                                                                      _____
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          2,881,022
                                                                                                                          _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $4,398,790
                                                                                                                         ======


See notes to financial statements.


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS                                                               YEAR ENDED NOVEMBER 30,
                                                                                              ________________________________
                                                                                               1994*                     1995
                                                                                               ______                   ______
OPERATIONS:
    Investment income-net...................................................            $     806,326               $ 1,517,768
    Net realized (loss) on investments......................................                 (107,330)                  (31,441)
    Net unrealized appreciation (depreciation) on investments for the year..               (1,571,303)                2,912,463
                                                                                               ______                   ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        (872,307)                4,398,790
                                                                                               ______                   ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................                 (806,326)               (1,517,768)
                                                                                               ______                   ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................               35,130,538                29,535,143
    Dividends reinvested....................................................                  590,723                 1,114,040
    Cost of shares redeemed.................................................              (11,543,635)              (16,049,793)
                                                                                               ______                   ______
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........               24,177,626                14,599,390
                                                                                               ______                   ______
          TOTAL INCREASE IN NET ASSETS......................................               22,498,993                17,480,412
NET ASSETS:
    Beginning of year.......................................................                  100,000                22,598,993
                                                                                               ______                   ______
    End of year.............................................................             $ 22,598,993             $ 40,079,405
                                                                                               ======                   ======
                                                                                               SHARES                   SHARES
                                                                                               ______                   ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                2,782,274                2,327,964
    Shares issued for dividends reinvested..................................                   47,728                   87,444
    Shares redeemed.........................................................                 (928,551)              (1,271,087)
                                                                                               ______                   ______
      NET INCREASE IN SHARES OUTSTANDING....................................                1,901,451                1,144,321
                                                                                               ======                   ======
    * From December 16, 1993 (commencement of operations) to November 30,
    1994.



See notes to financial statements.


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                               YEAR ENDED NOVEMBER 30,
                                                                                              ----------------------
PER SHARE DATA                                                                                1994(1)     1995
                                                                                              ----        ----
    Net asset value, beginning of year......................................                $12.50      $11.84
                                                                                              ----        ----
    INVESTMENT OPERATIONS:
    Investment income-net...................................................                   .61         .63
    Net realized and unrealized gain (loss) on investments..................                  (.66)       1.28
                                                                                              ----        ----
      TOTAL FROM INVESTMENT OPERATIONS......................................                  (.05)       1.91
                                                                                              ----        ----
    DISTRIBUTIONS;
    Dividends from investment income-net....................................                  (.61)       (.63)
                                                                                              ----        ----
    Net asset value, end of year............................................                $11.84      $13.12
                                                                                              ----        ----
                                                                                              ----        ----
TOTAL INVESTMENT RETURN.....................................................                  (.60%)(2)  16.47%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    --         .48%
    Ratio of net investment income to average net assets....................                  5.19%(2)    4.93%
    Decrease reflected in above expense ratios due to
      undertaking by the Manager............................................                  1.39%(2)     .62%
    Portfolio Turnover Rate.................................................                 20.13%(3)    5.07%
    Net Assets, end of year (000's Omitted).................................                 $22,599     $40,079
________________________________________________________________________________________________________________
(1)  From December 16, 1993 (commencement of operations) to November 30, 1994.
(2)  Annualized.
(3)  Not annualized.


See notes to financial statements.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $138,800 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. If not applied, $1,400 of the carryover expires in fiscal 2002 and $137,400 expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken from December 1, 1994 through January 2, 1995, to reimburse all fees and expenses of the Fund, and thereafter, had undertaken through November 17, 1995, to reduce other expenses paid by the Fund, to the extent that the Fund's aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from November 18, 1995 through November 30, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the average daily value of the Fund's net assets. The expense reimbursement, pursuant to the undertakings, amounted to $191,927 for the year ended November 30, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended November 30, 1995, $25,477 was charged to the Fund pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended November 30, 1995 amounted to $16,470,772 and $1,480,996, respectively.
    At November 30, 1995, accumulated net unrealized appreciation on investments was $1,341,160, consisting of $1,356,808 gross unrealized appreciation and $15,648 gross unrealized depreciation.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Intermediate Municipal Bond Fund, including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Intermediate Municipal Bond Fund at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

  [Ernst and Young LLP signature logo]
New York, New York
January 3, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1995 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.


[Dreyfus lion "d" logo]
DREYFUS PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           105AR9511
[Dreyfus logo]
Pennsylvania
Intermediate
Municipal
Bond Fund
Annual Report
November 30, 1995